                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 21
Dividend Reinvestment Plan....................... 22

VKC ANR 8/99

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                INTEREST RATES                       INFLATION
                                                --------------                       ---------
Jun 1997                                            6.5000                             2.3000
                                                    6.0000                             2.2000
                                                    5.5000                             2.2000
Sep 1997                                            6.2500                             2.2000
                                                    5.7500                             2.1000
                                                    5.6875                             1.8000
Dec 1997                                            6.5000                             1.7000
                                                    5.5625                             1.6000
                                                    5.6250                             1.4000
Mar 1998                                            6.1250                             1.4000
                                                    5.6250                             1.4000
                                                    5.6875                             1.7000
Jun 1998                                            6.0000                             1.7000
                                                    5.5625                             1.7000
                                                    5.9375                             1.6000
Sep 1998                                            5.7500                             1.5000
                                                    5.2500                             1.5000
                                                    4.8750                             1.5000
Dec 1998                                            4.0000                             1.6000
                                                    4.8125                             1.7000
                                                    4.8750                             1.6000
Mar 1999                                            5.1250                             1.7000
                                                    4.9375                             2.3000
                                                    4.5000                             2.1000
Jun 1999                                            4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKC)

 TOTAL RETURNS

One-year total return based on market price(1).............  (11.17%)
One-year total return based on NAV(2)......................    1.74%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    5.83%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.05%

 SHARE VALUATIONS

Net asset value............................................    $9.93
Closing common stock price.................................   $9.875
One-year high common stock price (08/18/98)................  $12.375
One-year low common stock price (06/30/99).................   $9.875
Preferred share rate(5)....................................   3.600%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen California Municipal Trust about the key events and economic forces that shaped the markets during the past year. The team includes Joseph A. Piraro, portfolio manager, who has managed the Trust since May 1992 and worked in the investment industry since 1973. He is joined by and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the 12 months ended June 30, 1999.

   Q  HOW DID THE ECONOMY AFFECT THE MUNICIPAL MARKET DURING THE REPORTING
      PERIOD?

   A During the majority of the reporting period, the municipal market remained relatively stable, even though the stock and high-yield bond markets experienced significant volatility. Much of this stability was attributed to the municipal market's isolation from turbulence abroad. However, the market started to experience more volatility in yields and prices during the last three months of the reporting period. Concerns about rising inflation--particularly the spike in the consumer price index (CPI) in April--led to higher interest rates (and subsequently lower bond prices) during this period.
    Although inflationary concerns were fueled by strong economic growth and the Federal Reserve's bias toward raising rates, they were moderated by a zero growth rate for the CPI in May. In addition, the Fed's rate hike on June 30 was coupled with the announcement that it no longer had a bias toward future rate increases, which helped calm the markets.

   Q  DID THIS ECONOMIC ACTIVITY AFFECT THE SUPPLY OF MUNICIPAL BONDS?

   A Yes. Throughout the reporting period, the supply of municipal bonds declined, particularly as rates increased. As of June 30, the supply of new and refinanced bonds was down 23 percent compared with the previous year, partly because it was no longer economically favorable to refinance many bonds once rates increased. Also, since municipalities had benefited from the strong economy, many no longer needed to issue bonds for general operating needs.
    Although overall supply fell, the proportion of higher-yielding municipal bonds increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more securities came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This situation benefited the Trust's yield because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  DID THE CALIFORNIA MUNICIPAL MARKET RESPOND THE SAME WAY?

   A Yes. Although California was the number-one issuer of municipal bonds during the first half of 1999, overall supply in the state fell by 22 percent from the same period in 1998, making the task of finding attractive bonds more challenging. Because the California economy is so strong--stronger than we've seen it in more than 10 years--we believe that issuance will continue to decline because municipalities are so financially healthy that they have no need to issue debt.

   Q  GIVEN THESE CONDITIONS, HOW DID YOU MANAGE THE TRUST?

   A We continued to focus on protecting the Trust's income stream as much as possible. Many of the bonds in the Trust offer significantly higher yields than are available in the current marketplace, and therefore are vulnerable to being called by the issuer and refinanced at today's lower rates. To cushion the impact of the potential loss of these higher-yielding bonds, we made a number of purchases when interest rates rose at the end of the reporting period. Although the new bonds yield less than the bonds they replaced, they offered the most attractive rates available during the reporting period. However, the Trust's dividend still faces pressure given that many of the older, higher-yielding bonds in the portfolio may be vulnerable to calls soon.

   Q  WHAT SECTORS PROVIDED ATTRACTIVE OPPORTUNITIES?

   A We took advantage of a supply-and-demand imbalance in the education sector to buy some bonds that we feel offered value relative to their prices. Since the passage of Proposition 1A, $9.2 billion has been earmarked for education bonds over the next four years--a significant increase in education issuance in the state. As a result of this heavy supply, the prices of education bonds have been low and the bonds have generally offered favorable yields and terms. Although we don't anticipate an immediate increase in price for these bonds, we believe they will benefit the portfolio in the long run.
    In addition to the education sector, we found value in the essential services area, which includes bonds issued to support vital community services such as roads and water and sewer facilities. These high-quality bonds were available at favorable prices, so we purchased them to increase the credit quality of the portfolio. In fact, at the end of the period, 63.9 percent of the portfolio was represented by AAA securities.
    One sector that we monitored closely was health care because of increasing financial pressures on the hospital and health-care industry. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other areas of the municipal market in recent months. For additional Trust highlights, please refer to page 8.

   Q  HOW DID THESE STRATEGIES AFFECT THE TRUST'S PERFORMANCE?

   A The volatile market and rise in interest rates in the last few weeks of the reporting period hurt the Trust's performance. However, the Trust's high percentage of prerefunded bonds helped cushion the portfolio during the interest-rate rise because these bonds typically react less strongly to market downturns.
    For the 12 months ended June 30, 1999, the Trust generated a total return of -11.17 percent(1) based on market price. This reflects a decrease in market price from $12.125 on June 30, 1998, to $9.875 on June 30, 1999. Challenging conditions affected the overall market for municipal bonds, as evidenced by the Lehman Brothers Municipal Bond Index, which returned only 2.79 percent during the period. The index represents the performance of a broad range of municipal bonds and does not reflect any fees or commissions that would be paid by an investor purchasing the securities it represents.
    In addition, the Trust provided a competitive distribution rate of 5.83 percent(3) based on its closing common stock price on June 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.05 percent(4) on a taxable investment for shareholders in the 42 percent combined federal and California state income tax bracket.
    As we discussed earlier, the low interest-rate environment led to a reduction in the Trust's income stream over the past year. As a result, the Board of Trustees approved decreases in the Trust's dividend in September 1998 and June 1999. Despite the dividend decreases, we believe that the Trust offers a competitive yield, especially when considering its exemption from federal income taxes. Please refer to the chart and footnotes on page 3 for additional Trust performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers, and we believe that California will fully participate in this economic boom. We expect that this strength will prompt municipalities to issue debt for special projects rather than for general operating financing, keeping supply at moderate levels.
    We also see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.


[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                                                                       JUNE 30, 1999                      JUNE 30, 1998
                                                                       -------------                      -------------
Tax District                                                                 20.4                              12.0
Single-Family Housing                                                        15.7                              17.4
Transportation                                                                9.4                              10.8
Water & Sewer                                                                 9.0                               7.2
Health Care                                                                   8.4                               8.8

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
  (BASED UPON MONTH-END VALUES)
   JUNE 1989 THROUGH JUNE 1999

                                    [GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Jun 1989                                                                    9.88                               9.36
                                                                            9.88                               9.50
                                                                            9.50                               9.34
                                                                            9.38                               9.25
                                                                            9.38                               9.25
                                                                            9.25                               9.32
                                                                            9.25                               9.35
                                                                            9.75                               9.23
                                                                            9.38                               9.32
                                                                            9.25                               9.26
                                                                            9.25                               8.86
                                                                            9.25                               9.05
Jun 1990                                                                    9.13                               9.10
                                                                            9.63                               9.28
                                                                            9.13                               8.89
                                                                            8.88                               8.83
                                                                            9.00                               8.99
                                                                            9.13                               9.33
                                                                            9.50                               9.44
                                                                            9.50                               9.41
                                                                            9.63                               9.50
                                                                            9.50                               9.43
                                                                            9.50                               9.55
                                                                            9.88                               9.61
Jun 1991                                                                    9.75                               9.41
                                                                            9.63                               9.57
                                                                            9.75                               9.75
                                                                            9.88                               9.88
                                                                           10.00                               9.91
                                                                            9.75                               9.87
                                                                            9.75                               9.97
                                                                           10.13                               9.92
                                                                           10.13                               9.82
                                                                            9.88                               9.82
                                                                            9.75                               9.89
                                                                           10.13                               9.93
Jun 1992                                                                    9.88                              10.15
                                                                           10.63                              10.67
                                                                           10.38                              10.43
                                                                           10.25                              10.33
                                                                           10.00                              10.08
                                                                           10.25                              10.36
                                                                           10.25                              10.30
                                                                           10.38                              10.37
                                                                           10.63                              10.89
                                                                           10.50                              10.71
Jun 1993                                                                   10.88                              10.80
                                                                           10.88                              10.76
                                                                           10.88                              10.96
                                                                           10.75                              11.02
                                                                           11.25                              11.28
                                                                           11.13                              11.53
                                                                           11.50                              11.46
                                                                           11.25                              11.20
                                                                           11.63                              11.41
                                                                           11.63                              11.50
                                                                           10.75                              11.09
                                                                           10.75                              10.43
                                                                           10.25                              10.35
                                                                           10.25                              10.41
Jun 1994                                                                   10.63                              10.30
                                                                           10.38                              10.46
                                                                           10.50                              10.46
                                                                           10.50                              10.21
                                                                            9.63                               9.95
                                                                            9.63                               9.58
                                                                            9.63                               9.70
                                                                            9.75                               9.97
                                                                           10.50                              10.29
                                                                           10.25                              10.34
                                                                           10.50                              10.29
                                                                           10.75                              10.57
Jun 1995                                                                   10.75                              10.40
                                                                           10.63                              10.39
                                                                           11.25                              10.43
                                                                           11.13                              10.42
                                                                           10.75                              10.55
                                                                           11.13                              10.77
                                                                           11.38                              10.87
                                                                           11.38                              10.85
                                                                           11.50                              10.83
                                                                           11.38                              10.38
                                                                           11.13                              10.23
                                                                           11.00                              10.20
Jun 1996                                                                   10.88                              10.28
                                                                           11.25                              10.43
                                                                           11.88                              10.27
                                                                           11.63                              10.46
                                                                           11.88                              10.55
                                                                           12.13                              10.76
                                                                           11.88                              10.46
                                                                           11.88                              10.38
                                                                           11.75                              10.42
                                                                           11.63                              10.19
                                                                           11.75                              10.23
                                                                           11.94                              10.35
Jun 1997                                                                   12.19                              10.45
                                                                           12.56                              10.78
                                                                           12.50                              10.54
                                                                           12.88                              10.67
                                                                           11.88                              10.68
                                                                           12.50                              10.69
                                                                           12.31                              10.69
                                                                           12.63                              10.78
                                                                           12.44                              10.73
                                                                           11.88                              10.68
                                                                           11.63                              10.50
                                                                           12.00                              10.68
Jun 1998                                                                   12.13                              10.67
                                                                           12.25                              10.64
                                                                           12.00                              10.84
                                                                           11.69                              10.99
                                                                           11.69                              10.88
                                                                           11.69                              10.90
                                                                           11.50                              10.50
                                                                           10.88                              10.57
                                                                           11.00                              10.45
                                                                           10.88                              10.42
                                                                           10.88                              10.37
                                                                           10.69                              10.22
Jun 1999                                                                    9.88                               9.93

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
 CREDIT QUALITY

AS OF JUNE 30, 1999
[PIE CHART]

                                              AAA/Aaa                 AA/Aa                   A/A                  BBB/Baa
                                              -------                 -----                   ---                  -------
As of June 30, 1999                            63.9                   10.4                   15.0                   10.7

AS OF JUNE 30, 1998
[PIE CHART]

                                              AAA/Aaa                 AA/Aa                   A/A                  BBB/Baa
                                              -------                 -----                   ---                  -------
As of June 30, 1998                            63.3                   10.8                   12.3                   13.6

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DISTRIBUTION HISTORY
FOR THE PERIOD ENDED JUNE 30, 1999

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
'Jul 1998'                                                                 0.0575
'Aug 1998'                                                                 0.0575
'Sep 1998'                                                                 0.0510
'Oct 1998'                                                                 0.0510
'Nov 1998'                                                                 0.0510
'Dec 1998'                                                                 0.0510                             0.3251
'Jan 1999'                                                                 0.0510
'Feb 1999'                                                                 0.0510
'Mar 1999'                                                                 0.0510
'Apr 1999'                                                                 0.0510
'May 1999'                                                                 0.0510
'Jun 1999'                                                                 0.0480

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS  99.8%
$  790   Bay Area Govt Assn CA Rev Tax Alloc CA
         Redev Agy Pool Rev Ser A (FSA Insd)...    6.000%     12/15/15    $   835,386
   500   Brea & Olinda, CA Unified Sch Dist
         Ctfs Partn Sr High Sch Pgm Ser A Rfdg
         (FSA Insd)............................    6.000      08/01/09        533,300
 1,000   California Edl Fac Auth Rev Student Ln
         CA Ln Pgm Ser A (MBIA Insd)...........    6.000      03/01/16      1,038,160
 1,500   California Hlth Fac Fin Auth Rev Saint
         Joseph Hlth Sys Ser A (Prerefunded @
         07/01/01).............................    6.750      07/01/21      1,608,615
 1,000   California Hsg Fin Agy Rev Home Mtg
         Ser E (AMBAC Insd)....................    6.100      08/01/29      1,036,510
 1,970   California Hsg Fin Agy Rev Home Mtg
         Ser N.................................    6.375      02/01/27      2,091,864
 2,095   California Hsg Fin Agy Rev Homeowner
         Mtg Ser D.............................     *         08/01/20        416,402
 7,800   California Hsg Fin Agy Rev Homeowner
         Mtg Ser D (AMBAC Insd)................     *         08/01/20      1,550,328
 1,000   California Hsg Fin Agy Rev
         Multi-Family Hsg III Ser A (MBIA
         Insd).................................    5.850      08/01/17      1,035,550
 2,000   California Pollutn Ctl Fin Auth
         Pollutn Ctl Rev Southn CA Edison Co
         (AMBAC Insd)..........................    6.000      07/01/27      2,103,640
   885   California Rural Home Mtg Fin Auth
         Single Family Mtg Rev Ser C (GNMA
         Collateralized).......................    7.800      02/01/28      1,005,033
    45   California St (MBIA Insd).............    6.000      10/01/14         47,705
 1,000   California St Pub Wks Brd Lease Rev
         Var CA St Univ Projs Ser A
         (Prerefunded @ 10/01/04)..............    6.300      10/01/10      1,107,810
 1,000   California St Pub Wks Brd Lease Rev
         Var CA St Univ Projs Ser A
         (Prerefunded @ 10/01/04)..............    6.375      10/01/14      1,111,300
 1,000   California St Veterans Ser BH (FSA
         Insd).................................    5.400      12/01/15      1,009,480
 1,000   California St Veterans Ser BH (FSA
         Insd).................................    5.500      12/01/24      1,014,520
 1,000   California Statewide Cmntys Dev Auth
         Ctfs Partn Childrens Hosp Los
         Angeles...............................    5.250      08/15/29        940,290
 3,000   California Statewide Cmntys Dev Auth
         Spl Fac United Airls (c)..............    5.625      10/01/34      3,009,450
   785   Central Contra Costa, CA Santn Dist
         Rev Wastewtr Fac Impt Proj
         (Prerefunded @ 09/01/04) (MBIA
         Insd).................................    6.250      09/01/11        868,791

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,000   Contra Costa, CA Tran Auth Sales Tax
         Rev Ser A.............................    6.875%     03/01/07    $ 1,065,620
 1,280   El Cerrito, CA Redev Agy Tax Alloc
         (MBIA Insd)...........................    5.250      07/01/15      1,269,747
 2,000   Emeryville, CA Pub Fin Auth Rev Hsg
         Increment Sub Lien Ser A (Prerefunded
         @ 02/01/01)...........................    7.875      02/01/15      2,154,360
 1,000   Emeryville, CA Pub Fin Auth Shellmound
         Park Redev & Hsg Proj B (MBIA Insd)...    5.000      09/01/19        955,280
 1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2
         Rfdg (Connie Lee Insd)................    5.250      12/01/19        987,010
 1,000   Fontana, CA Redev Agy Tax Southeast
         Indl Park Proj Rfdg (MBIA Insd).......    5.000      09/01/22        948,040
 5,435   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Apprec Sr Lien Ser A.......     *         01/01/19      1,807,627
 1,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Conv Cap Apprec Sr Lien Ser A
         (a)...................................  0/7.050      01/01/10        792,150
 1,900   Los Angeles Cnty, CA Ctfs Partn Disney
         Parking Proj Rfdg (AMBAC Insd)........    4.750      03/01/23      1,718,322
 1,150   Los Angeles Cnty, CA Tran Comm Lease
         Rev Dia RR Lease Ltd (FSA Insd).......    7.375      12/15/06      1,227,521
 1,390   Metropolitan Wtr Dist Southn CA Wtrwks
         Rev Ser C.............................    5.000      07/01/37      1,289,058
 1,800   Mountain View Los Altos CA Union High
         Sch Dist Ctfs Partn (MBIA Insd).......    5.625      08/01/16      1,818,648
 1,000   Pico Rivera, CA Wtr Auth Rev Wtr Sys
         Proj Ser A (MBIA Insd)................    5.500      05/01/19      1,019,960
 1,000   Roseville, CA Fin Auth Loc Agy Rev
         Northeast Cmnty Fac Dist Bond Ser A
         Rfdg (FSA Insd).......................    5.000      09/01/21        952,060
 1,000   San Bernardino Cnty, CA Ctfs Partn Med
         Cent Fin Proj (MBIA Insd).............    5.000      08/01/28        935,360
 1,000   San Diego, CA Hsg Auth Multi-Family
         Hsg Rev (GNMA Collateralized).........    5.000      07/20/18        971,260
 1,000   San Dimas, CA Redev Agy Tax Alloc
         Creative Growth Ser A (FSA Insd)......    5.000      09/01/16        972,420
 1,210   San Jose, CA Redev Tax Alloc Hsg Set
         Aside Mergd Area Ser E (MBIA Insd)....    5.750      08/01/17      1,250,620
   840   Santa Barbara, CA Ctfs Partn..........    7.650      05/01/15        875,918

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,450   Santa Barbara, CA Ctfs Partn Wtr Sys
         Impt Proj & Rfdg (AMBAC Insd).........    6.700%     04/01/27    $ 1,548,469
 1,300   Santa Clara Cnty, CA Fin Auth Lease
         Rev Multiple Facs Proj Ser B (AMBAC
         Insd) (b).............................    5.500      05/15/10      1,330,810
 1,170   South Gate, CA Pub Fin Auth Tax Alloc
         Rev Hsg Redev Proj No 1 Ser A (MBIA
         Insd).................................    5.000      09/01/19      1,121,855
    60   Southern CA Home Fin Auth Single
         Family Mtg Rev Ser B (GNMA
         Collateralized).......................    7.750      03/01/24         62,246
   600   Southern CA Pub Pwr Auth Pwr Proj Rev
         Multi-Projs...........................    5.500      07/01/20        600,204
 2,000   Westminster, CA Redev Agy Tax Alloc
         Rev Coml Redev Proj No 1 Ser A Rfdg
         (Prerefunded @ 08/01/01)..............    7.300      08/01/21      2,172,000
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  99.8%
  (Cost $49,923,371)..................................................     52,210,699
SHORT-TERM INVESTMENTS  1.5%
  (Cost $800,000).....................................................        800,000
                                                                          -----------
TOTAL INVESTMENTS  101.3%
  (Cost $50,723,371)..................................................     53,010,699
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%).........................       (673,669)
                                                                          -----------
NET ASSETS  100.0%....................................................    $52,337,030
                                                                          ===========

 * Zero coupon bond
(a) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.
(b) Security purchased on a when issued or delayed delivery purchase commitment.
(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
GNMA--GNMA Collateralized
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $50,723,371)........................    $53,010,699
Cash........................................................         26,107
Receivables:
  Interest..................................................        902,653
  Investments Sold..........................................         35,000
Other.......................................................          7,401
                                                                -----------
      Total Assets..........................................     53,981,860
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      1,365,507
  Investment Advisory Fee...................................         25,968
  Income Distributions--Common and Preferred Shares.........         13,358
  Affiliates................................................          5,631
Accrued Expenses............................................        129,797
Trustees' Deferred Compensation and Retirement Plans........        104,569
                                                                -----------
      Total Liabilities.....................................      1,644,830
                                                                -----------
NET ASSETS..................................................    $52,337,030
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued and outstanding with a
  liquidation preference of $50,000 per share)..............    $20,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,256,257 shares issued and
  outstanding)..............................................         32,563
Paid in Surplus.............................................     29,551,943
Net Unrealized Appreciation.................................      2,287,328
Accumulated Net Realized Gain...............................        465,397
Accumulated Distributions in Excess of Net Investment
  Income....................................................           (201)
                                                                -----------
      Net Assets Applicable to Common Shares................     32,337,030
                                                                -----------
NET ASSETS..................................................    $52,337,030
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($32,337,030 divided by
  3,256,257 shares outstanding).............................    $      9.93
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 3,102,802
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        325,734
Preferred Share Maintenance.................................         94,926
Accounting Services.........................................         44,485
Trustees' Fees and Related Expenses.........................         19,095
Legal.......................................................          7,266
Custody.....................................................          6,207
Other.......................................................         74,212
                                                                -----------
    Total Expenses..........................................        571,925
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 2,530,877
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   752,160
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      4,251,646
  End of the Period.........................................      2,287,328
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,964,318)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(1,212,158)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 1,318,719
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended      Year Ended
                                                     June 30, 1999   June 30, 1998
----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 2,530,877     $ 2,748,965
Net Realized Gain..................................       752,160       1,007,981
Net Unrealized Appreciation/Depreciation During the
  Period...........................................    (1,964,318)        658,196
                                                      -----------     -----------
Change in Net Assets from Operations...............     1,318,719       4,415,142
                                                      -----------     -----------
Distributions from Net Investment Income:
  Common Shares....................................    (2,018,718)     (2,306,556)
  Preferred Shares.................................      (647,848)       (718,601)
                                                      -----------     -----------
                                                       (2,666,566)     (3,025,157)
                                                      -----------     -----------
Distributions in Excess of Net Investment Income:
  Common Shares....................................          (152)            -0-
  Preferred Shares.................................           (49)            -0-
                                                      -----------     -----------
                                                             (201)            -0-
                                                      -----------     -----------
Distributions from and in Excess of Net Investment
  Income...........................................    (2,666,767)     (3,025,157)
Distributions from Net Realized Gain--Common
  Shares...........................................    (1,054,081)       (711,433)
                                                      -----------     -----------
Total Distributions................................    (3,720,848)     (3,736,590)
                                                      -----------     -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (2,402,129)        678,552
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................       215,574         222,838
                                                      -----------     -----------
TOTAL INCREASE/DECREASE IN NET ASSETS..............    (2,186,555)        901,390
NET ASSETS:
Beginning of the Period............................    54,523,585      53,622,195
                                                      -----------     -----------
End of the Period (Including accumulated
  undistributed net investment income of $(201) and
  $135,689, respectively)..........................    $52,337,030    $54,523,585
                                                      ===========     ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                         --------------------------------------
                                          1999      1998       1997      1996
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................  $10.667   $10.450    $10.283   $10.395
                                         -------   -------   --------   -------
Net Investment Income..................     .779      .851       .888      .919
Net Realized and Unrealized
  Gain/Loss............................    (.369)     .524       .393     (.001)
                                         -------   -------   --------   -------
Total from Investment Operations.......     .410     1.375      1.281      .918
                                         -------   -------   --------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income:
    Paid to Common Shareholders........     .622      .715       .750      .750
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.....................     .199      .222       .211      .230
  Distributions from Net Realized Gain
    Paid to Common Shareholders........     .325      .221       .153      .050
                                         -------   -------   --------   -------
Total Distributions....................    1.146     1.158      1.114     1.030
                                         -------   -------   --------   -------
Net Asset Value, End of the Period.....  $ 9.931   $10.667    $10.450   $10.283
                                         =======   =======   ========   =======
Market Price Per Share at End of the
  Period...............................   $9.875   $12.125   $12.1875   $10.875
Total Investment Return at Market
  Price (a)............................  (11.17%)    7.77%     21.40%     9.02%
Total Return at Net Asset Value (b)....    1.74%    11.40%     10.76%     6.62%
Net Assets at End of the Period (In
  millions)............................    $52.3     $54.5      $53.6     $52.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares*.........    1.67%     1.57%      1.58%     1.65%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (c)....................    5.49%     5.91%      6.51%     6.57%
Portfolio Turnover.....................      33%       53%        30%       19%
 * Ratio of Expenses to Average Net
   Assets Including Preferred Shares...    1.05%      .99%       .99%     1.03%

** If certain expenses had not been
   assumed by Van Kampen, the annualized
   Ratio of Expenses to Average Net
   Assets Applicable to Common Shares,
   Ratio of Expenses to Average Net
   Assets Including Preferred Shares and
   the Ratio of Net Investment Income to
   Average Net Assets Applicable to
   Common Shares would have been 2.06%,
   1.22% and 6.80% for the year ended
   June 30, 1991 and 1.31%, 1.13% and
   6.21% for the year ended June 30, 1990.

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended June 30
-------------------------------------------------------------
       1995      1994      1993      1992      1991     1990
-------------------------------------------------------------
      $10.301   $10.963   $10.147   $ 9.408   $9.095   $9.212
      -------   -------   -------   -------   ------   ------
         .951      .956      .968      .946     .975     .719
         .111     (.740)     .788      .719     .313    (.117)
      -------   -------   -------   -------   ------   ------
        1.062      .216     1.756     1.665    1.288     .602
      -------   -------   -------   -------   ------   ------
         .725      .712      .663      .654     .648     .648
         .237      .156      .167      .245     .327     .071
         .006      .010      .110      .027      -0-      -0-
      -------   -------   -------   -------   ------   ------
         .968      .878      .940      .926     .975     .719
      -------   -------   -------   -------   ------   ------
      $10.395   $10.301   $10.963   $10.147   $9.408   $9.095
      =======   =======   =======   =======   ======   ======
      $10.750   $10.625   $10.875    $9.875   $9.750   $9.125
        8.67%     4.32%    18.49%     8.44%   14.51%    (.95%)
        8.47%      .35%    16.19%    15.54%   10.85%    4.27%
        $53.0     $52.6     $54.5     $51.9    $49.5    $48.4
        1.65%     1.53%     1.57%     2.07%    1.88%**   .50%**
        7.02%     7.28%     7.62%     7.74%    6.98%**  7.01%**
          16%       11%       18%       41%      99%     100%
        1.02%      .97%      .98%     1.26%    1.11%**   .43%**

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                 June 30, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1999, cost of long- and short-term investments for federal income tax purposes is $50,723,371; the aggregate gross unrealized appreciation is $2,635,990 and the aggregate gross unrealized depreciation is $348,662, resulting in net unrealized appreciation on long- and short-term investments of $2,287,328.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended June 30, 1999, the Trust recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended June 30, 1999, the Trust recognized expenses of approximately $50,800 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting, legal and certain shareholder services to the Trust.

                                 June 30, 1999
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At June 30, 1999 and June 30, 1998, paid in surplus related to common shares aggregated $29,551,943 and $29,336,568, respectively.
    Transactions in common shares were as follows:

                                        YEAR ENDED               YEAR ENDED
                                       JUNE 30, 1999            JUNE 30, 1998
-----------------------------------------------------------------------------
Beginning Shares...................        3,236,436                3,217,303
Shares Issued Through Dividend
  Reinvestment.....................           19,821                   19,133
                                       -------------            -------------
Ending Shares......................        3,256,257                3,236,436
                                       =============            =============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,048,778 and $18,208,862 respectively.

5. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on June 30, 1999, was 3.600%, and for the year then ended rates ranged from 2.850% to 3.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen California Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Municipal Trust (the "Trust"), including the portfolio of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Municipal Trust as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.
                                                                        KPMG LLP
Chicago, Illinois
August 5, 1999

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                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

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                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH III**
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 1999. The Trust designated 99.8% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the trust paid long-term capital gains of $786,199. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
  Van Kampen Funds Inc.

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                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the ratification of KPMG LLP as the independent public accountants and the approval of the Preferred Shares split and simultaneous reduction of the liquidation preference per Preferred Share of the Trust.
    1) With regard to the election of the following trustees by common shareholders of the Trust:

                                                         # OF SHARES
                                                    ---------------------
                                                    IN FAVOR     WITHHELD
-------------------------------------------------------------------------
David C. Arch...................................    2,999,755     37,972
Howard J. Kerr..................................    2,999,755     37,972
Dennis J. McDonnell.............................    2,999,755     37,972

The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Don G. Powell, Steven Muller, Theodore A. Myers, Hugo F. Sonnenschein and Wayne W. Whalen.
    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 2,975,306 shares voted in favor of the proposal, 10,200 shares voted against and 52,601 shares abstained.
    3) With regards to the proposal to approve the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share, the Meeting was adjourned until July 7, 1999 and further adjourned until July 28, 1999.

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                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.